UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 28, 2005, Advanced Energy Industries, Inc. announced via press release its financial results for the three- and six-month periods ended June 30, 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
Reference is made to the press release of Advanced Energy Industries, Inc. issued on July 28, 2005, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (c) The following exhibit is furnished pursuant to Items 2.02 and 7.01:

99.1	Press release dated July 28, 2005 by Advanced Energy Industries, Inc., reporting its financial results for the three- and six-month periods ended June 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: July 28, 2005	/s/ Michael El-Hillow
Michael El-Hillow, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 28, 2005 by Advanced Energy Industries, Inc., reporting its financial results for the three- and six-month periods ended June 30, 2005.